Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated June 30, 2023

to the currently effective Statement of Additional Information (the "SAI"), dated January 31, 2023, as may be supplemented from time to time, for Guggenheim Large Cap Value Fund, Guggenheim Small Cap Value Fund, and

Guggenheim SMid Cap Value Fund (collectively, the "Funds")

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, Chris Phalen is added as a portfolio manager of each Fund. Accordingly, the changes to the SAI set forth below are also effective immediately.

The section entitled "Portfolio Managers—Other Accounts Managed by Portfolio Managers" of the SAI is amended by adding the below sentence:

As of May 30, 2023, Chris Phalen did not manage any registered investment companies, vehicles or accounts.

The section entitled "Portfolio Managers—Portfolio Manager Ownership of Fund Shares" of the SAI is amended by adding the following:

Dollar Range of Equity Securities in the
Name of Portfolio Manager	Name of Fund	Funds
Chris Phalen1	SMid Cap Value Fund	$100,001-$500,000
1 As of May 30, 2023.

Please Retain This Supplement for Future Reference

SUP-STAT-VALUE-0623x0124